UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2016

IMPRIMIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 350
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2016, Imprimis Pharmaceuticals, Inc. (the “Company”) entered into a third amendment (the “Amendment”) to the Loan and Security Agreement dated May 11, 2015, and previously amended on October 20, 2015 and again on January 22, 2016, (the “Loan Agreement”) with IMMY Funding LLC, an affiliate of Life Sciences Alternative Funding LLC (the “Lender”), as lender and collateral agent. Concurrently with entering into and related to the Amendment, the Company and the Lender also entered into an Exchange and Discharge Agreement (the “Exchange Agreement”). The Amendment and Exchange Agreement, among other things, primarily allowed for the Company and the Lender to exchange a $3,000,000 principal balance convertible note dated January 22, 2016 issued by the Company to the Lender (the “Convertible Note”), for a $3,000,000 term loan (the “Term B Loan”). The Term B Loan was issued in exchange for, and not funded separately, cancellation and discharge of all indebtedness related to the Convertible Note. Terms, conditions and security interests of the Term B Loan are substantially equal to those of the Loan Agreement. The Amendment also amended certain terms and definitions associated with prepayment, payment schedule, amortization periods and defined the outstanding principal amounts due to the Lender under the Loan Agreement and Term B Loan (collectively, the “Note”), including any interest that has been paid in kind of the principal balance, in aggregate, as $13,332,255. No other amounts are due to the Lender.

Consistent with past obligations to the Lender, pursuant to the terms of the Amendment and Loan Agreement, the Company is bound by certain negative covenants setting forth actions that the Company may not take while the Note is outstanding without the consent of the noteholder, including, among others, disposing of certain of the Company’s or its subsidiaries’ business or property, incurring certain additional indebtedness, entering into certain merger, acquisition or change of control transactions, paying certain dividends or distributions on or repurchasing any of the Company’s capital stock, or incurring any lien or other encumbrance on the Company’s or its subsidiaries’ assets, subject to certain permitted exceptions. Upon the occurrence of an event of default under the Note (subject to cure periods for certain events of default), all amounts owed by the Company thereunder may be declared immediately due and payable by the noteholder. Events of default include, among others, the following: the occurrence of certain bankruptcy events; the failure to make payments under the Note when due;; the occurrence of a material adverse change in the business, operations or condition of the Company or any of its subsidiaries; the breach by the Company or its subsidiaries of certain of their material agreements with third parties; the initiation of certain regulatory enforcement actions against the Company or its subsidiaries; the rendering of certain types of fines or judgments against the Company or its subsidiaries; and, the occurrence of any event of default under the Loan Agreement.

The Company’s obligations under the Note are guaranteed on a secured basis by its wholly owned subsidiaries, ImprimisRx NJ, LLC, ImprimisRx CA, Inc., ImprimisRx PA, Inc., Imprimis NJOF, LLC, and ImprimisRx TX, Inc. Each of the Company and its subsidiaries has granted the Lender a security interest in substantially all of its personal property, rights and assets, including intellectual property rights and equity ownership, to secure the payment of all amounts owed under the Note.

Additionally, the Company and the Lender entered into an amendment (the “Warrant Amendment”) to the warrant to purchase up to 125,000 shares of Common Stock that was issued to the Lender on May 11, 2015, and previously amended on January 22, 2016, in connection with the Loan Agreement (as so amended, the “Warrant”). The Warrant Amendment modifies the terms of the Warrant in order to reduce the exercise price thereof to $1.79.

The foregoing is only a brief description of the Amendment, the Exchange Agreement and the Warrant Amendment, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the documents, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description regarding the Loan Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description regarding the Warrant set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

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The offer, sale and issuance of the Warrant and the shares of the Company’s common stock to be issued upon the exercise thereof (collectively, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Securities have been and will be sold and issued in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act. The Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to Loan and Security Agreement, dated December 27, 2016, by and between Imprimis Pharmaceuticals and IMMY Funding LLC.

10.2	Exchange and Discharge Agreement, dated December 27, 2016, by and between Imprimis Pharmaceuticals and IMMY Funding LLC.

10.3	Warrant Amendment to Purchase Stock, dated December 27, 2016, issued by Imprimis Pharmaceuticals, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPRIMIS PHARMACEUTICALS, INC.

Dated: December 29, 2016	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Loan and Security Agreement, dated December 27, 2016, by and between Imprimis Pharmaceuticals and IMMY Funding LLC.

10.2	Exchange and Discharge Agreement, dated December 27, 2016, by and between Imprimis Pharmaceuticals and IMMY Funding LLC.

10.3	Warrant Amendment to Purchase Stock, dated December 27, 2016, issued by Imprimis Pharmaceuticals, Inc.

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